UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of Earliest Event Reported):

September 12, 2017

ENOVA INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-35503	45-3190813
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

175 West Jackson Boulevard

Chicago, Illinois 60604

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:  (312) 568-4200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

(e)On September 12, 2017, the Management Development and Compensation Committee of the Board of Directors of Enova International, Inc. (the “Company”) approved amended forms of executive change-in-control severance and restrictive covenant agreements for the Company’s chief executive officer and for other executive officers.  The amended form agreements clarify that earned but unpaid bonuses after a fiscal year end qualify for change-in-control severance compensation.  The amended form agreements also clarify the requirement for a release to be executed by the executive officer to receive change-in-control severance compensation.

The foregoing description of the amended forms of executive change-in-control severance and restrictive covenant agreements does not purport to be complete and is qualified in its entirety by reference to such forms, which are filed as Exhibit 10.1 and Exhibit 10.2, respectively, to this Form 8-K and are incorporated herein by reference.

ITEM 8.01OTHER EVENTS

On September 15, 2017, the Company announced that its Board of Directors had authorized a share repurchase program for up to $25 million of the Company’s outstanding common stock.  Repurchases will be made in accordance with applicable securities laws from time to time in the open market, through privately negotiated transactions or otherwise.  The share repurchase program does not obligate the Company to purchase any shares of its common stock. The authorization for the share repurchase program may be terminated, increased or decreased by the Company’s Board of Directors in its discretion at any time. A copy of the press release is attached hereto as Exhibit 99.1.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d)Exhibits

The following exhibits are furnished as part of this Report on Form 8-K:

Exhibit No.	Description
10.1	Form of Executive Change-in-Control Severance and Restrictive Covenant Agreement (Chief Executive Officer)
10.2	Form of Executive Change-in-Control Severance and Restrictive Covenant Agreement (Executive Officers other than the CEO)
99.1	Enova International, Inc. press release dated September 15, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENOVA INTERNATIONAL, INC.

Date: September 15, 2017	By:	/s/ Lisa M. Young
Lisa M. Young
Vice President—General Counsel &
Secretary

EXHIBIT INDEX

Exhibit No.	Description
10.1	Form of Executive Change-in-Control Severance and Restrictive Covenant Agreement (Chief Executive Officer)
10.2	Form of Executive Change-in-Control Severance and Restrictive Covenant Agreement (Executive Officers other than the CEO)
99.1	Enova International, Inc. press release dated September 15, 2017